BONUS ARRANGEMENTS


     The following bonus arrangements have been made for the officers named with respect to profits of the Company for fiscal year 1996:

                                                 Bonus
                                                      -------------
                    Salary         If target hit      Of any excess
     Mr. Adler      $156,000       $30,000             7%
     Mr. Montano     150,000        19,500             4%
     Mr. Mason       114,400        18,500             4%